POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 25th day of April, 1994.


                                            /s/ Roger L. Fitzsimonds
                                            _____________________________
                                            Roger L. Fitzsimonds


                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 25 day of April, 1994.

                                            /s/ John A. Becker
                                            _____________________________
                                            John A. Becker


                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 27th day of April, 1994.


                                            /s/ William H. Risch
                                            ____________________________
                                            William H. Risch



                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.



                                            /s/ Michael E. Batten
                                            _____________________________
                                            Michael E. Batten





                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.


                                            /s/ George M. Chester, Jr.
                                            _____________________________
                                            George M. Chester, Jr.




                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.

                                            /s/ Roger H. Derusha
                                            _____________________________
                                            Roger H. Derusha




                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.



                                            /s/ James L. Forbes
                                            _____________________________
                                            James L. Forbes



                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.


                                            /s/ Holmes Foster
                                            _____________________________
                                            Holmes Foster




                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21 day of April, 1994.



                                            /s/ Joseph F. Heil, Jr.
                                            _____________________________
                                            Joseph F. Heil, Jr.



                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT



                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.


                                            /s/ John H. Hendee, Jr.
                                            _____________________________
                                            John H. Hendee, Jr.




                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.



                                            /s/ Jerry M. Hiegel
                                            _____________________________
                                            Jerry M. Hiegel



                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21 day of April, 1994.



                                            /s/ Joe F. Hladky
                                            _____________________________
                                            Joe F. Hladky




                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21 day of April, 1994.



                                            /s/ James H. Keyes
                                            _____________________________
                                            James H. Keyes





                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 25 day of April, 1994.

                                            /s/ Sheldon B. Lubar
                                            _____________________________
                                            Sheldon B. Lubar




                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.



                                            /s/ Daniel F. McKeithan
                                            _____________________________
                                            Daniel F. McKeithan



                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.


                                            /s/ George W. Mead
                                            _____________________________
                                            George W. Mead





                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.


                                            /s/ Guy A. Osborn
                                            _____________________________
                                            Guy A. Osborn



                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.



                                            /s/ Judith D. Pyle
                                            _____________________________
                                            Judith D. Pyle




                POWER OF ATTORNEY WITH RESPECT TO
                      REGISTRATION STATEMENT

                        FIRSTAR CORPORATION
                     1988 INCENTIVE STOCK PLAN
                         FOR KEY EMPLOYEES



     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, William H. Risch and William
J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name, as an officer or director of Firstar Corporation, any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock and related Preferred Share Purchase Rights to be issued under the Firstar Corporation 1988 Incentive Stock Plan for Key
Employees, including specifically but without limitation thereto, power and authority to sign his or her name, as an officer or director of Firstar Corporation, to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21st day of April, 1994.



                                            /s/ Clifford V. Smith, Jr.
                                            _____________________________
                                            Clifford V. Smith, Jr.